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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  March 26, 2002
                                                ----------------------------


                              CROWN NORTHCORP, INC.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                      0-22936               22-3172740
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(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)



                     1251 Dublin Road, Columbus, Ohio 43215
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               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code      (614) 488-1169
                                                  -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Crown NorthCorp, Inc. has engaged the firm of Schoonover Boyer + Associates to serve as the registrant's new independent accountant for the purpose of auditing the registrant's financial statements.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                CROWN NORTHCORP, INC.


April 2, 2002
                                                By:      /s/Stephen W. Brown
                                                    ---------------------------
                                                         Stephen W. Brown
                                                         Secretary